EXHIBIT 10.18
                                                             FORM 10-K
                                          YEAR ENDED DECEMBER 31, 1999


                                                               ANNEX B


                            PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement"), dated as of June 23, 1999, is entered into by Michael W. Salsieder ("Pledgor"), in favor of Bucyrus International, Inc., a Delaware corporation (together with its successors and assigns, "Pledgee").


                                RECITALS

          WHEREAS, (i) Pledgor and Pledgee have entered into the Employment Agreement, dated as of June 23, 1999 (the "Employment Agreement"), providing for, among other things, the terms of Pledgor's employment with Pledgee and the sale of the Purchased Shares by the Pledgee to the Pledgor, and (ii) in connection with the sale and purchase of the Purchased Shares, Pledgor has executed a promissory note, dated as of the date hereof (the "Note"), in favor of Pledgee;

          WHEREAS, it is a condition precedent to the sale of the Purchased Shares under the Employment Agreement that Pledgor shall have entered into this Agreement and granted the pledges provided herein;

          WHEREAS, Pledgor will derive substantial benefit from the loan evidenced by the Note and wishes to grant a security interest in favor of Pledgee as set forth herein; and

          WHEREAS, Pledgor is the legal and beneficial owner of the shares of capital stock listed opposite the name of Pledgor on Schedule I hereto (collectively, the "Pledged Shares");

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Pledgee as follows:

          SECTION 1. Certain Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Employment Agreement. The following terms as used herein shall have the following meanings:

          "Agreement" means this Pledge Agreement, as amended, restated or supplemented or otherwise modified from time to time in accordance with its terms.

          "Employment Agreement" shall have the meaning set forth in the recitals to this Agreement.

          "Event of Default" shall have the meaning specified in Section
8 hereof.

          "Indemnitee" shall have the meaning set forth in Section 15 hereof.

          "Note" shall have the meaning set forth in the recitals to this Agreement.

          "Pledge Amendment" shall have the meaning set forth in Section 7(b) hereof.

          "Pledged Collateral" means:

          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and, subject to Section 8, all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase, stock (whether certificated or uncertificated and now existing or hereafter created) of any Pledgee of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and, subject to Section 8, all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; and

          (c) to the extent not covered above, all Proceeds of the Pledged Collateral described in clauses (a) and (b).

          "Pledged Shares" shall have the meaning set forth in the recitals to this Agreement.

          "Pledgee" shall have the meaning set forth in the introductory paragraph of this Agreement.

          "Pledgor" shall have the meaning set forth in the introductory paragraph of this Agreement.

          "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code (the "Code") as in effect in any relevant jurisdiction or under relevant law and, in any event, shall include, but not be limited to, any and all (i) proceeds of any indemnity or guaranty payable to Pledgor from time to time with respect to any of the Pledged Collateral, and (ii) any other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral or otherwise receivable or received when the Pledged Collateral is or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

          "Secured Obligations" shall have the meaning set forth in
Section 3 hereof.

          "Securities Act" means the Securities Act of 1933, as from time to time amended.

          "Underlying Debt" shall have the meaning set forth in Section
3 hereof.

          SECTION 2. Pledge of Security. Pledgor hereby pledges to Pledgee and grants to Pledgee a first priority security interest in all of the Pledged Collateral.

          SECTION 3. Security for Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, (i) the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Bankruptcy Code or any successor provision thereto, and all interest accruing on the payment obligations set forth in the Note after the filing of a petition by or against the Pledgor under the Bankruptcy Code, in accordance with the Note whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under the Bankruptcy
Code), of all obligations of Pledgor under the Note, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid to the extent all or any part of such payment is avoided or recovered directly or indirectly from Pledgee as a preference, fraudulent transfer or otherwise (all such obligations being the "Underlying Debt"), and (ii) all obligations or liabilities of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "Secured Obligations").

          SECTION 4. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, of duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. If an Event of Default shall have occurred and be continuing, Pledgee shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8(a) hereof. In addition, if an Event of Default shall have occurred and be continuing, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 5. Representations and Warranties. Pledgor hereby represents and warrants to Pledgee as follows:

          (a) Pledged Collateral. There are no outstanding options, warrants, rights to subscribe, stock purchase rights or other agreements granted or entered into by Pledgor outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

          (b) Ownership of Pledged Collateral. Pledgor is the sole legal, record and beneficial owner of the Pledged Collateral pledged by Pledgor free and clear of any lien except for the security interest created by this Agreement.

          (c) Consents. No consent of any other party (including, without limitation, stockholders or creditors of Pledgor or any Person under any contractual obligation of Pledgor) and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except (A) those which have been obtained or made, and (B) as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally or the disposition of collateral generally).

          (d) Neither the execution and delivery of this Agreement by the Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which the Pledgor is a party or by which it may be bound or to which any of its properties or assets may be subject, which violation or conflict would have a material adverse effect on the financial condition of the Pledgor or on the value of the Pledged Collateral, or a material adverse effect on the security interests hereunder, (ii) conflict with any law, order, rule or regulation applicable to the Pledgor, of any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Pledgor or its properties, or (iii) result in or require the creation or imposition of any lien (other than the lien contemplated hereby in favor of Pledgee), upon or with respect to any of the property now owned or hereafter acquired by the Pledgor or the Pledgee, which violation or conflict would have a material adverse effect on the financial condition, business, assets or liabilities of the Pledgor and the Pledgee taken as a whole, or on the value of the Pledged Collateral or a material adverse effect on the security interests hereunder.

          (e) Perfection. The pledge and delivery to Pledgee of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest of Pledgee in the Pledged Collateral of Pledgor, securing the payment and performance of the Secured Obligations, subject to no liens, and all actions necessary or desirable to perfect and protect such security interest have been duly taken.

          SECTION 6. Certain Covenants. Pledgor hereby covenants that, until the Secured Obligations have been indefeasibly paid in full and the Note has been extinguished and canceled, Pledgor will:

          (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged hereunder by Pledgor, or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement;

          (b) (i) at any time and from time to time, upon request of the Pledgee, to give, execute, file and/or record any notice, financing statement, continuation statement, instrument, document or agreement that the Pledgee shall consider reasonably necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or which the Pledgee may consider reasonably necessary or desirable to exercise or enforce its rights hereunder with respect to such security interest, (ii) to give the Pledgee notice of any litigation filed or claim asserted against the Pledgor relating to or potentially affecting the Pledged Collateral, (iii) if requested by the Pledgee, to receive and collect the Proceeds, in trust and as the property of the Pledgee, and to immediately endorse as appropriate and deliver such Proceeds to the Pledgee when requested by the Pledgee in the exact form in which they are received,
(iv) not to commingle the Proceeds or collections thereunder with other property, (v) to keep complete and accurate records regarding all of the Proceeds, (vi) to provide any service and do other acts or things necessary to keep the Pledged Collateral and the Proceeds free and clear of all defenses, rights of offset and counterclaim, and (vii) to pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of Common Stock of Pledgee, or any securities convertible into or exercisable for shares of Common Stock of Pledgee.

          (c) (i) pay promptly the obligations set forth under the Note when due, (ii) indemnify the Pledgee against all loss, claims, demands and liabilities of every kind arising from the Pledged Collateral and the transactions and other agreements and undertakings contemplated hereby, and
(iii) pay all expenses, including reasonable attorneys' fees, incurred by the Pledgee in the preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder.

          SECTION 7.     Further Assurances; Pledge Amendments.

          (a) Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor shall promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or appropriate, or that Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder, promptly (and in any event within ten (10) days) deliver to Pledgee a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the additional shares of stock or other securities to be pledged pursuant to this Agreement. Pledgor hereby authorizes Pledgee to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Pledgee shall for all purposes hereunder be considered Pledged Collateral.

          SECTION 8.     Voting Rights; Dividends; Etc.

          (a) So long as no Event of Default (as defined below) shall have occurred and be continuing:

               (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not in violation of the terms of the Employment Agreement or the Note. It is understood, however, that neither (A) the voting by Pledgor of any Pledged Shares for or Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor (B) Pledgor's consent to or approval of any action otherwise permitted under the terms of the Employment Agreement or the Note shall be deemed inconsistent with the terms of any of such documents within the meaning of this Section 8(a)(i), and no notice of any such voting or consent need be given to Pledgee.

               (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and other distributions paid in respect of the Pledged Collateral; provided, however, that any and all dividends, interest and other distributions paid or payable in additional equity securities, or warrants, options or similar rights to acquire additional equity securities shall be, and shall forthwith be delivered to Pledgee to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor and be forthwith delivered to Pledgee as Pledged Collateral in the same form as so received (with all necessary endorsements).

               (iii) Pledgee shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of Default (as defined below):

               (i) Upon written notice from Pledgee to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in Pledgee who shall thereupon have the right to exercise such voting and other consensual rights.

               (ii) All rights of Pledgor to receive the dividends, interest and other payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall cease, and all such rights shall thereupon become vested in Pledgee who shall thereupon have the right to receive and hold as Pledged Collateral such dividends, interest and other payments which shall, upon written notice from Pledgee, be paid to Pledgee.

               (iii) All dividends, interest and other payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 8(b) shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsements).

          (c) In order to permit Pledgee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to
Section 8(b)(i) hereof and to receive all dividends and other distributions which it may be entitled to receive under Section 8(a)(ii) hereof or Section 8(b)(ii) hereof, Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Pledgee all such proxies, dividend payment orders and other instruments as Pledgee may from time to time reasonably request.

          (d) Each of the following shall constitute an event of default (an "Event of Default") hereunder: (i) Pledgor's failure to pay, within fifteen (15) days after the date when such payment is due, any payment of principal or interest on the Note, (ii) Pledgor's failure to observe or perform, within fifteen (15) days after receipt of notice of default from Pledgee, any covenant or agreement contained in this Agreement or in the Note, (iii) if any representation, warranty, certification or statement made by the Pledgor in this Agreement or in any certificate or other document delivered pursuant to the Note or this Agreement shall prove to have been incorrect in any material respect when made or deemed made, (iv) the appointment of a receiver or a trustee of all or part of the Pledgor's property, (v) an assignment for the benefit of the Pledgor's creditors, (vi) the commencement or filing of any voluntary proceeding or petition by the Pledgor under any bankruptcy or insolvency law or any law relating to the relief of debtors or readjustment of indebtedness, (vii) the commencement or filing of any involuntary proceeding or petition against the Pledgor under any bankruptcy or insolvency law or any law relating to the relief of debtors or readjustment of indebtedness, which proceeding or petition has not been dismissed within sixty (60) days after the commencement or filing thereof, (viii) the appointment of a receiver, custodian, trustee or liquidator for any part of the assets or property of the Pledgor, (ix) the failure of the Pledgor generally to pay his debts as they become due, and
(x) the failure of the Pledgee to have a first priority security interest in the Pledged Collateral.

          SECTION 9. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

          (a) Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the State of Wisconsin (or any other state with jurisdiction over the Pledged Collateral) at that time, and Pledgee may also in its sole discretion, without notice (except as specified below), sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Pledgee's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as are commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Pledgee may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable by Pledgee at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Pledgee arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Pledgee accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Pledgee to collect such deficiency.

          (b) If Pledgee determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall furnish to Pledgee all such information as Pledgee may reasonably request in order to facilitate such sale.

          SECTION 10. Pledgee May Perform. If Pledgor fails to perform any agreement contained herein, then, during an Event of Default, Pledgee may itself perform, or cause performance of, such agreement, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgor under Section 15(b) hereof.

          SECTION 11. Pledgee Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time, during the continuation of an Event of Default, in Pledgee's reasonable discretion to take any action and to execute any instrument, including but not limited to financing and continuation statements, which Pledgee may deem necessary or advisable, subject to the terms and conditions of this Agreement, to accomplish the purposes of this Agreement, including, without limitation, (a) to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral, and to file any claims or take any action or institute any proceedings which Pledgee may deem necessary or desirable for the collection of any of the Pledged Collateral or to enforce the rights of Pledgee with respect to any of the Pledged Collateral.

          SECTION 12. Standard of Care. The powers conferred on Pledgee hereunder are solely to protect its interest in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to that which Pledgee accords its own property consisting of negotiable securities, it being understood that Pledgee shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral,
(c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value.

          SECTION 13. Application of Proceeds. All Proceeds received by Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Pledgee, be held by Pledgee as Pledged Collateral for, and/or then or at any time thereafter applied in whole or in part by Pledgee against the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection or other realization, and all expenses, liabilities and advances made or incurred by Pledgee in connection therewith and all amounts for which Pledgee is entitled to indemnification and reimbursement hereunder and all advances made by Pledgee hereunder for the account of the Pledgor or for the payment of all costs and expenses paid or incurred by Pledgee in connection with the exercise of any right or remedy hereunder, all in accordance with Section 15 hereof;

          SECOND: To the payment in full of all Secured Obligations, including those obligations set forth in the Note; and

          THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          SECTION 14. Actions by Pledgee. During the continuation of an Event of Default, Pledgee shall have the right hereunder, in its sole discretion, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action with respect to the Pledged Collateral (including, without limitation, the release or substitution of Pledged Collateral).

          SECTION 15.    Indemnity and Expenses.

          (a) Pledgor agrees to indemnify Pledgee and each of the officers, directors, agents, employees and affiliates of Pledgee (each an "Indemnitee"), from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Indemnitee seeking indemnification.

          (b) Pledgor will upon demand pay to Pledgee the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Pledgee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Pledgee hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

          SECTION 16.    Waivers of Pledgor.

          (a)  Pledgor hereby waives any right to require Pledgee to:
(i) proceed against Pledgor, any guarantor of any of the Secured Obligations or any other person or entity, (ii) proceed against or exhaust any other security held from Pledgor or any other person or entity, (iii) give notice to Pledgor of the terms, time and place of any public or private sale of the Pledged Collateral or any other security, or otherwise comply with Section 9504 of the Uniform Commercial Code (except as set forth in this Agreement),
(iv) pursue any other remedy in Pledgee's power, or (v) make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations or in connection with the creation of new or additional Secured Obligations;

          (b) Pledgor waives any defense arising by reason of: (i) any disability or other defense of Pledgor or any other entity, including, without limitation, any defense based on or arising out of the unenforceability of any of the Secured Obligations, legal or equitable discharge of the Secured Obligations or this Agreement or any statute of limitations affecting Pledgor's liability hereunder, (ii) the cessation from any cause whatsoever, other than payment in full, of the Secured Obligations or the release or substitution of any sureties or guarantors of the Secured Obligations, (iii) any act or omission (other than as a result of the gross negligence or willful misconduct of the Pledgee) by Pledgee which directly or indirectly results in or aids the discharge of Pledgor or any of the Secured Obligations by operation of law or otherwise, (iv) the release of any other collateral securing the Secured Obligations or the failure by Pledgee to perfect or maintain the perfection of any such other collateral,
(v) any modification of the Secured Obligations, in any form whatsoever, including, but not limited to the renewal, extension, acceleration or other change in the time for payment of the Secured Obligations, and any change in the terms of the Secured Obligations, including, but not limited to, any increase or decrease of the rate of interest on the Secured Obligations, and
(vi) any law limiting the liability of or exonerating guarantors or sureties; and

          (c) until all the Secured Obligations shall have been paid in full, Pledgor waives any right to enforce any remedy which Pledgee now has or may hereafter have against any person or entity guaranteeing or securing the Secured Obligations, and waives any benefit of, or any right to participate in any security whatsoever now or hereafter held by Pledgee for the Secured Obligations.

          SECTION 17. Continuing Security Interest; Transfer of Indebtedness. This Agreement shall create a continuing security interest in the Pledged Collateral and shall, unless released and/or terminated,
(a) remain in full force and effect until indefeasible payment in full of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of Pledgee and its successors, and permitted transferees and assigns. Without limiting the generality of the foregoing clause (c), upon any assignment by Pledgee of any Underlying Debt of the Borrower held by it to any other person or entity, such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Pledgee herein or otherwise. Upon the date upon which the Secured Obligations have been indefeasibly paid and performed in full and the Note has been extinguished and cancelled, this Agreement shall automatically terminate, and (i) Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Pledgee, of such of the Pledged Collateral pledged by Pledgor hereunder as shall not have been sold or otherwise applied pursuant to the terms hereof prior to such request, (ii) Pledgee's security interest in and lien on such Pledged Collateral shall be simultaneously released upon the making of such request, and (iii) Pledgee shall, at Pledgor's expense, execute and/or deliver such documents as Pledgor shall reasonably request to evidence such release.

          SECTION 18. No Waiver by Pledgee; Authority of Pledgor. No failure on the part of Pledgee to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Pledgee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative to the fullest extent permitted by law and are not exclusive of any remedies provided by law. It is not necessary for Pledgee to inquire into the powers of Pledgor or the officers, directors or agents acting or purporting to act on behalf of Pledgor.

          SECTION 19. Amendment, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 20. Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be given as provided under Section 12 of the Employment Agreement.

          SECTION 21. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WISCONSIN, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, OR ANY REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF WISCONSIN. Unless otherwise defined herein, terms defined in Article 9 of the Code are used herein as therein defined.

          SECTION 22. Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdictions, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


          SECTION 23.    Consent to Jurisdiction and Service of Process.
(a) Any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Wisconsin or of the United States of America for the Eastern District of Wisconsin, and, by execution and delivery of this Agreement, each of Pledgor and Pledgee hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and any appellate courts from any thereof. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Pledgee may otherwise have to bring any action or proceeding relating to this Agreement against Pledgor or its properties in the courts of any jurisdiction.

          (b) Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 20 hereof. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 24. Marshaling; Payments Set Aside. Pledgee shall not be under any obligation to marshal any assets in favor of Pledgor or any other party or against or in payment of any or all of the Secured Obligations. To the extent that Pledgor makes a payment or payments to Pledgee or Pledgee enforces its security interests or exercises its rights of setoff, and such payment or payments or proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          SECTION 25. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

          SECTION 26. Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same Agreement.


          IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                         PLEDGOR:

                         MICHAEL W. SALSIEDER



                         /s/Michael W. Salsieder


                         PLEDGEE:

                         BUCYRUS INTERNATIONAL, INC.

                         By:  /s/Stephen R. Light
                         Name:   Stephen R. Light
                         Title:  President and Chief Executive Officer


                               SCHEDULE I
                        to the Pledge Agreement

          Attached to and forming a part of the Pledge Agreement, dated as of June 23, 1999, between Pledgor and Pledgee.

Pledgor: Michael W. Salsieder


                                                               Percent of
                                                             Shares Issued
                        Class          Stock         Number        and
Stock Pledgee         of Stock   Certificate Nos.  of Shares  Outstanding

Bucyrus
International, Inc.    Common                         750          .05%



                              SCHEDULE II
                        to the Pledge Agreement

                       [FORM OF PLEDGE AMENDMENT]

          This Pledge Amendment, dated [_______ __, ____], is delivered pursuant to Section 7 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of June 23, 1999, between Michael W. Salsieder and Pledgee (the "Pledge Agreement"; capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure the Secured Obligations as provided in the Pledge Agreement.


                                   MICHAEL W. SALSIEDER



                                   ______________________________






                                                              Percent of
                                                            Shares Issued
                      Class          Stock          Number        and
Stock Issuer         of Stock   Certificate Nos.  of Shares   Outstanding